UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    Form 8-K/A

                                Amendment No. 1

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): June 20, 2001

                        Commission File Number 001-15977

                        Media Communications Group, Inc.
             (Exact name of Registrant as Specified in its Charter)

           Delaware                                           13-4051167
(State or other jurisdiction of                              (IRS Employer
Incorporation or organization)                            Identification No.)

6001 Powerline Road, Fort Lauderdale, FL                         33309
(Address of principal executive offices)                      (Zip Code)

                                 (954) 351-9833
              (Registrant's telephone number, including area code)


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Item 4.  Change in Registrant's Certifying Accountant.

(a)(1)   Termination of Independent Accountants

         (i) The Accountants for the Registrant, Albright, Persing & Associates, Ltd. (the "Former Accountants"), were terminated as of June 20, 2001. This termination was approved by the Registrant's Board of Directors.

         (ii) During the interim period preceding the termination of their employment, and during the two fiscal years prior to that, there were no disagreements with the Former Accountants with respect to auditing principles or practices and financial statement disclosure. There were no disagreements with respect to disclosure or auditing scope and procedure:

                  (A) The report on the financial statements for the past year does not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. However, the former accountant's Independent Auditors Report, dated April 12, 2001, for the past year does include a fourth explanatory paragraph describing the uncertainties that raise substantial doubt about the Company's ability to continue as a going concern.

                  (B) The Former Accountants have not advised the Registrant that information has come to their attention that materially impacts the fairness or reliability of either a previously issued report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including information that, unless resolved to their satisfaction, would prevent them from rendering an unqualified audit report on those financial statements except that, as included in their prior report, a fourth explanatory paragraph describing the uncertainties that raise substantial doubt about the Company's ability to continue as a going concern.


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(a) (2)  Engagement of New Independent Accountants.

         As previously reported, on June 21, 2001, the Registrant engaged McGladrey Pullen, 100 NE Third Avenue, Suite 600, Fort Lauderdale, Florida 33301 (the "New Accountants") as its new certifying accountants.

         The New Accountants were not consulted regarding:

         (i) The application of accounting principles to a specific transaction; or

         (ii) The type of audit opinion to be rendered with regard to the Registrant's financial statements; or any disagreements or reportable events as such terms are defined in Regulation S-K,
              Item 304.

(a) (3) The Former Accountants have been provided with a copy of the disclosures being set forth in the Form 8-K/A with a request that they furnish the Registrant a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in response to Item 304(a) of Regulation S-B and, if not, stating the respects in which it does not agree. Annexed hereto as an exhibit is a copy of a letter from the Former Accountants to the Commission stating that they agree with the statements on the Form 8-K/A concerning their firm.

(a)(4) The New Accountants have also been furnished with a copy of the disclosures being set forth in the Form 8-K/A with an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the statements made by the registrant in response to paragraph
         (a)(2).

Item 7.  Financial Statements and Exhibits.

        Attached is exhibit 1, a letter dated July 31, 2001 from Albright, Persing & Associates, Ltd. To the Securities and Exchange Commission.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MEDIA COMMUNICATIONS GROUP, INC.


/S/_______________     Chief Executive Officer and Director     August 1, 2001
   A.J. Nassar


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EXHIBIT 1

                      Albright, Persing & Associates, Ltd.

                          CERTIFIED PUBLIC ACCOUNTANTS
                          1025 Ridgeview Dr., Suite 300
                               Reno, Nevada. 89509


July 31, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:   Media Communications Group, Inc.
      Commission File No. 001-15977


Ladies and Gentlemen:

We have read Item 4 of Media Communications Group, Inc.'s Form 8-K/A, Amendment No. 1, dated June 20, 2001, and signed July 31, 2001, and we agree with such statements, except that (1) we are not in a position to determine whether the termination was approved by Media Communications Group's Board of Directors, and
(2) we are not in a position to confirm that Media Communications Group, Inc. engaged new principal accountants on June 20, 2001 and therefore, during the fiscal years ended December 31, 2000 and 1999 and the subsequent interim period to the date hereof, Media Communications Group Inc. did not consult McGLadrey Pullen regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K.


Very truly yours,



Albright, Persing & Associates, Ltd.


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